UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2021
OPKO Health, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.	Miami,	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 575-4100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OPK	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.02.	Termination of a Material Definitive Agreement.
On or about June 24, 2021, OPKO Health, Inc. (the “Company”) terminated that certain Credit Agreement, dated February 25, 2020, between the Company and an affiliate of Dr. Phillip Frost, the Company’s Chairman and Chief Executive Officer, (the “Credit Agreement”), subject to the payment of accrued and unpaid commitment fees. Under the Credit Agreement, the lender had committed to provide the Company with an unsecured line of credit in the amount of $100 million, which the company has never used.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
On June 24, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting and the corresponding votes.
1. All twelve nominees were elected to the Board of Directors with each director receiving votes as follows:

Election of Directors	For	Withheld	Broker Non-Votes

Phillip Frost, M.D.	408,082,836.68	23,428,207.21	113,408,014.00
Jane H. Hsiao, Ph.D.	392,855,597.19	38,655,446.70	113,408,014.00
Steven D. Rubin	378,803,291.38	52,851,212.51	113,408,014.00
Jon R. Cohen, M.D.	407,411,331.08	24,181,872.81	113,408,014.00
Robert S. Fishel, M.D.	421,999,487.28	10,499,896.71	113,408,014.00
Richard M. Krasno, Ph.D.	420,254,881.28	11,338,322.61	113,408,014.00
Prem A. Lachman, M.D.	421,643,174.76	9,950,029.13	113,408,014.00
Richard A. Lerner, M.D.	395,165,978.52	36,427,225.37	113,408,014.00
Roger J. Medel, M.D.	421,425,582.06	10,167,621.83	113,408,014.00
John A. Paganelli	375,974,588.83	55,679,915.06	113,408,014.00
Richard C. Pfenniger, Jr.	416,104,172.71	8,744,433.18	113,408,014.00
Alice Lin-Tsing Yu, M.D., Ph.D.	417,334,770.71	14,319,733.18	113,408,014.00

2. The stockholders voted to approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s 2021 Proxy Statement for the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

407,430,453.64	22,479,703.45	1,744,346.80	113,408,014.00

3. The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

538,268,427.74	4,595,866.73	2,198,223.42	—

No other matters were considered or voted upon at the meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

	By:	/s/ Steven D. Rubin
Date: June 25, 2021	Name:	Steven D. Rubin
	Title:	Executive Vice President-Administration